Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 120,500,000.00
Previously Paid Amount	0
Total Fee Amount	16,641.05
Total Offset Amount	0
Net Fee	$ 16,641.05